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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 6, 1997

                      BELLSOUTH TELECOMMUNICATIONS, INC.
            (Exact name of registrant as specified in its charter)

      Georgia                     1-1049                         58-0436120
(State or other               (Commission                       (IRS Employer
jurisdiction of               File Number)                     Identification
incorporation)                                                       No.)

             675 West Peachtree St., N.E., Atlanta, Georgia 30375
            (Address of principal executive offices)      (Zip Code)

              Registrant's telephone number, including area code
                                (404) 529-8611
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Item 7.   Financial Statements and Exhibits

          The following is filed as an exhibit to the Registrant's Registration Statements. (File nos. 33-63661 and 333-00649).

          25-d.  Statement of Eligibility of Trustee for SunTrust Bank, Atlanta

          25-e.  Statement of Eligibility of Trustee for AmSouth Bank

          25-f.  Statement of Eligibility of Trustee for Regions Bank

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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BELLSOUTH TELECOMMUNICATIONS, INC.

By: /s/ Isaiah Harris
    -----------------------------
    Isaiah Harris
    Vice President, Chief
     Financial Officer
     and Comptroller


October 8, 1997